CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Roan Resources, Inc. (the “Company”) for the period ending September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Edwards, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that:

(1)	the Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2019
/s/ David M. Edwards
David M. Edwards
Chief Financial Officer